                                                                    EXHIBIT 31.2

            CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark D. MacFarlane, certify that:

      (1)   I have reviewed this annual report on Form 10-KSB of Enclaves Group,
            Inc.;

      (2)   Based on my  knowledge,  this  report  does not  contain  any untrue statement  of a  material  fact  or omit to  state a  material  fact necessary to make the statements made, in light of the circumstances under which such  statements  were made, not misleading with respect to the period covered by this report;

      (3)   Based on my knowledge, the financial statements, and other financial information included in this report,  fairly present in all material respects,  the financial  condition,  results of operations and cash flows of the  registrant  as of, and for,  the periods  presented in this report;

      (4)   The registrant's  other certifying officer and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in  Exchange  Act Rules  13a-15(e)  and  15d-15(e))  for the
            registrant and have:

            a)    Designed such disclosure  controls and  procedures,  or caused such  disclosure  controls and procedures to be designed under the Company's supervision, to ensure that material information
                  relating  to  the  registrant,   including  its   consolidated
                  subsidiaries,  is made known to the  Company by others  within those entities,  particularly  during the period in which this report is being prepared;

            b)    Evaluated the  effectiveness  of the  registrant's  disclosure controls and procedures and presented in this quarterly report the  Company's  conclusions  about  the  effectiveness  of the disclosure  controls  and  procedures,  as of  the  end of the period covered by this report based on such evaluation; and

            c)    Disclosed  in  the  report  any  change  in  the  registrant's internal  control over  financial  reporting that has occurred during  the  registrant's  most  recent  fiscal  quarter  (the registrant's  fourth fiscal  quarter in the case of the annual report) that has materially affected,  or is reasonably likely to materially affect,  the registrant's  internal control over financial reporting; and

      (5)   The  registrant's  other  certifying  officer and I have  disclosed, based on the Company's  most recent  evaluation of internal  control over financial reporting, to the registrant's auditors and the audit committee  of  the  registrant's  board  of  directors  (or  persons performing the equivalent functions):

            a)    All  significant  deficiencies  in the design or  operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

            b)    Any fraud,  whether or not material,  that involves management or  other  employees  who  have  a  significant  role  in  the registrant's internal control over financial reporting.

Date: May 18, 2006

                                              /s/ Mark D. MacFarlane
                                             -----------------------------------
                                             Mark D. MacFarlane
                                             Chief Operating Officer and Acting
                                             Chief Financial Officer (Principal
                                             Accounting Officer)